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                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 2
                                      TO
                 1996 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                                      OF
                            SS&C TECHNOLOGIES, INC.

                                March 19, 1998

     The 1996 Employee Stock Purchase Plan, as amended (the "Plan"), of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. Section 2(b) of the Plan shall be deleted in its entirety and replaced with the following:

     "(b)  Intentionally Deleted."

2. The first sentence of Section 4 of the Plan shall be deleted in its entirety and replaced with the following:

     "An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the Treasurer of the Company prior to the applicable Offering Commencement Date."

Except as aforesaid, the Plan shall remain in full force and effect.